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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 22, 2000


                             MID-STATE RACEWAY, INC.
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             (Exact name of registrant as specified in its charter)


        New York State             000-01607              15-0555258
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(State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)             File Number)       Identification No.)


P.O. Box 860, Ruth Street, Vernon, New York                  13476
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code     (315) 829-2201
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         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 22, 2000, Urbach Kahn & Werlin, LLP, Certified Public Accountants (UK&W), the firm of independent accountants previously engaged as the principal accountants to audit Registrant's financial statements, resigned. The resignation was unilateral and was communicated in a letter to the Registrant of the same date received by facsimile. UK&W's resignation letter is attached as Exhibit (marked "A"). The resignation was not requested or prompted by Registrant.

UK&W's reports on Registrant's financial statements for the past two (2) years contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that a "going concern" opinion was issued on the Registrant's 1998 financial statements, which modification was eliminated in 1999.

During Registrant's two (2) most recent fiscal years and the subsequent interim period up to the date of the resignation, there were two (2) initial disagreements with UK&W of the character described in paragraph (a)(1)(iv) of Regulation S-K, Item 304 which, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The first issue concerned the period in which to record the settlement of a deferred compensation lawsuit. The Registrant recorded this settlement as a 1999 transaction. UK&W proposed an adjustment to the 1999 financial statements since it determined that the settlement was not concluded until 2000. The second issue concerned the per share value Registrant assigned to shares of its common stock issued to settle another lawsuit in 1999. UK&W proposed an adjustment to the 1999 financial statements to increase the settlement expense to reflect the per share price of a private placement of common stock issued by the Registrant prior to the settlement. Both of these issues were resolved between personnel of the Registrant responsible for presentation of its financial statements and personnel of UK&W responsible for rendering its report and were therefore not discussed with Registrant's board of directors. The Registrant will authorize UK&W to respond fully to the inquiries of a successor accounting firm, yet to be designated by the Registrant, concerning the subject matter of each of such initial disagreements. There were no reportable events of the character described in paragraph (a)(1)(v) of Regulation S-K, Item 304.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Mid-State Raceway, Inc.
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                                               (Registrant)

Date  September 26, 2000                   /s/  JOHN J. SIGNORELLI
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                                                (Signature)

                                          John J. Signorelli,
                                          President and Chief Executive Officer




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